UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.

Item 1. Reports to Stockholders.

Annual Report May 31, 2015 Ticker JBVLX

Jacobs | Broel Value Fund
Annual Report
May 31, 2015

Dear Fellow Shareholders:

For the 12 months ended May 31, 2015, the Jacobs|Broel Value Fund (the "Fund") reported a total return of -4.31%, compared with an 11.81% gain for the unmanaged S&P 500® Index. From the Fund's inception on June 26, 2012, it has an average annualized return of 12.20% versus the 20.06% gain of the S&P 500® Index.

During the Fund's fiscal year ended May 31, 2015, the companies that comprise the S&P 500® Index could be thanked for the continued upward trend in U.S. equity prices. However, it masked a disconnect that investors experienced in areas of the market outside those 500 stocks, namely in small- and mid-caps, as well as certain sectors within the index itself, including Energy, Materials and Industrials. The Fund's overall performance was negatively affected by this disconnect, and specifically, the Fund's exposure to noted sectors above. Top detractors from the Fund's performance included energy-related Gulfmark Offshore Inc. (GLF) and Rowan Companies plc (RDC), coal names Arch Coal, Inc. (ACI) and Peabody Energy Corp. (BTU), and again the gold miner Yamana Gold, Inc. (AUY). The dry bulk shipper Diana Shipping, Inc. (DSX) also created a drag in performance, as did the Fund's exposure to Chicago Bridge & Iron Co. (CBI) and Intrepid Potash Inc. (IPI). The Fund offset some of the negative performance through gains in technology giants Apple, Inc. (AAPL), Intel Corp. (INTC), and Symantec Corp. (SYMC). Healthcare related stocks Express Scripts Holding Company (ESRX), Pfizer, Inc. (PFE), and Teva Pharmaceuticals (TEVA) also showed positive gains. At fiscal year-end, the Fund held a cash position representing 12.50% of the portfolio. In our opinion, the overall position sizes, including cash, are optimal at this time.

The overall market themes and trends during the Fund's fiscal year looked very familiar to years past. The Federal Reserve continued to maintain its historic low interest rates, but added speculation of a possible rate increase later in calendar year 2015. Domestic economic data was mixed, which provided no real direction for the markets. GDP appeared to be stalling out, while the unemployment rate continued to tick lower. The consumer showed hesitancy in opening their wallets in many areas with the exception in housing, which appeared to rebound nicely. The markets encountered plenty of merger and acquisition activity during the fiscal year, which helped propel stock prices higher, as did continued shareholder friendly moves by companies such as share buybacks and increased dividends. On the international front, the Greek exit story reared its ugly head again as have concerns over much slower growth out of China. Both tested investors' nerves, and they look to be a continued story line in the year ahead.

2015 Annual Report 1

The disconnect in the equity markets we spoke of above clearly affected the Fund's performance as we underperformed the S&P 500® Index. Given our value-contrarian investment approach, we were drawn to those sectors of the market that appeared out-of-favor and inexpensive. Frustratingly, many of the stocks we own went from what we considered inexpensive to dirt cheap. During our reflection of the year, it reminded us of the late 1990's where valuations did not matter and value investors were left looking foolish. However, we know that story ended badly for the momentum "buy what is working" crowd. That is also why we stick to our knitting and buy good companies at attractive valuations, and then exercise patience. Eventually the fundamentals will drive valuations higher. Thank you again for the opportunity to work with you on your investment needs.

Sincerely,

Peter S. Jacobs, CFA - Portfolio Manager
Jesse M. Broel - Portfolio Manager

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling 1-888-719-9906. An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. The Fund’s principal underwriter is Rafferty Capital Markets, LLC.

2015 Annual Report 2

JACOBS | BROEL VALUE FUND (Unaudited)

PERFORMANCE INFORMATION

May 31, 2015 NAV $11.33

ANNUALIZED TOTAL RETURNS (%) AS OF MAY 31, 2015.

		Since
	1 Year(A)	Inception(A)
Jacobs | Broel Value Fund	-4.31%	12.20%
S&P 500® Index (B)	11.81%	20.06%

Total Annual Fund Operating Expense Ratio (from Prospectus dated 9/29/14): 1.47%

The Total Annual Operating Expense Ratio reported above will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Fund.

(A)1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Jacobs | Broel Value Fund is the date on which the Fund commenced operations, which was June 26, 2012.

(B)The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-719-9906. THE FUND’S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2015 Annual Report 3

JACOBS | BROEL VALUE FUND (Unaudited)

                                        JACOBS | BROEL VALUE FUND
                                      by Sectors (as a percentage of Net Assets)

            * Net Cash represents cash equivalents and other assets in excess of liabilities.

Availability of Quarterly Schedule of Investments
(Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines
(Unaudited)

Jacobs | Broel Asset Management, LLC, the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.JacobsBroelValueFund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-719-9906). This information is also available on the SEC’s website at http://www.sec.gov.

2015 Annual Report 4

Disclosure of Expenses
(Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. Additionally, your account will be indirectly subject to the expenses of underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on December 1, 2014 and held through May 31, 2015.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or the charges assessed by Mutual Shareholder Services, LLC as described above or the expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2014
	December 1, 2014	May 31, 2015	to May 31, 2015

Actual	$1,000.00	$996.54	$6.97

Hypothetical	$1,000.00	$1,017.95	$7.04
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half year period).

2015 Annual Report 5

Jacobs | Broel Value Fund
		Schedule of Investments
			May 31, 2015
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Aircraft & Parts
1,000	Triumph Group, Inc.	$66,690	3.93%
Bituminous Coal & Lignite Surface Mining
8,000	Arch Coal Inc.	3,920	0.23%
Canned, Fruits, Vegetables, Preserves, Jams & Jellies
500	The J. M. Smucker Company	59,275	3.50%
Computer Peripheral Equipment, NEC
4,000	Xerox Corporation	45,680	2.69%
Deep Sea Foreign Transportation Of Freight
11,000	Diana Shipping Inc. * (Greece)	70,620	4.16%
Dolls & Stuffed Toys
2,250	Mattel, Inc.	58,072	3.42%
Drawing & Insulating of Nonferrous Wire
1,000	Corning Incorporated	20,920	1.23%
Drilling Oil & Gas Wells
2,500	Rowan Companies PLC (United Kingdom)	53,700	3.17%
Electronic & Other Electrical Equipment (No Computer Equipment)
2,500	General Electric Company	68,175	4.02%
Electronic Computers
350	Apple Inc.	45,598
1,350	Teradata Corporation *	52,569
		98,167	5.79%
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
6,000	Intrepid Potash, Inc. *	69,720	4.11%
Motor Vehicles & Passenger Car Bodies
1,750	General Motors Company	62,948	3.71%
National Commercial Banks
2,000	Deutsche Bank AG (Germany)	60,420	3.56%
Oil & Gas Field Machinery & Equipment
3,000	GulfMark Offshore, Inc. - Class A	40,290	2.38%
Pharmaceutical Preparations
1,000	AbbVie Inc.	66,590
2,500	Pfizer Inc.	86,875
1,100	Teva Pharmaceutical Industries Limited **	66,110
		219,575	12.96%
Radio & TV Broadcasting & Communications Equipment
750	QUALCOMM Incorporated	52,260	3.08%
Retail - Drug Stores and Proprietary Stores
5,000	Rite Aid Corporation *	43,600	2.57%
Retail - Family Clothing Stores
500	American Eagle Outfitters, Inc.	8,185	0.48%
Semiconductors & Related Devices
2,000	Applied Materials, Inc.	40,260	2.37%
State Commercial Banks
1,400	Citizens Financial Group, Inc. *	37,576	2.22%
Telephone Communications (No Radiotelephone)
1,200	Verizon Communications Inc.	59,328	3.50%
Total for Common Stocks (Cost $1,209,328)		1,239,381	73.08%

* Non-Income Producing Security. ** ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2015 Annual Report 6

Jacobs | Broel Value Fund
		Schedule of Investments
			May 31, 2015
Shares		Fair Value	% of Net Assets
CLOSED-END FUNDS
11,000	Aberdeen Asia-Pacific Income Fund, Inc.	$58,300	3.44%
Total for Closed-End Funds (Cost $66,136)
EXCHANGE TRADED FUNDS
1,500	Market Vectors® Global Unconventional Oil & Gas ETF	33,000
1,500	SPDR® S&P Bank ETF	52,335
1,000	Vanguard Emerging Markets Stock Index Fund ETF Shares	42,340
Total for Exchange Traded Funds (Cost $107,466)		127,675	7.53%
REAL ESTATE INVESTMENT TRUSTS
1,500	American Campus Communities, Inc.	58,515	3.45%
Total for Real Estate Investment Trusts (Cost $50,321)
Total Investment Securities		1,483,871	87.50%
	(Cost $1,433,251)
Other Assets In Excess of Liabilities		211,971	12.50%
Net Assets		$1,695,842	100.00%

The accompanying notes are an integral part of these financial statements.

2015 Annual Report 7

Jacobs | Broel Value Fund

Statement of Assets and Liabilities
May 31, 2015

Assets:
Investment Securities at Fair Value	$1,483,871
(Cost $1,433,251)
Cash	212,299
Dividends Receivable	2,353
Receivable for Securities Sold	9,055
Total Assets	1,707,578
Liabilities:
Management Fees Payable	1,454
Service Fees Payable	582
Payable for Securities Purchased	9,700
Total Liabilities	11,736
Net Assets	$1,695,842

Net Assets Consist of:
Paid In Capital	$1,637,469
Accumulated Undistributed Net Investment Income/(Loss)	11,985
Accumulated Undistributed Realized Gain/(Loss) on Investments - Net	(4,232)
Unrealized Appreciation/(Depreciation) in Value of Investments
Based on Identified Cost - Net	50,620
Net Assets, for 149,664 Shares Outstanding	$1,695,842
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($1,695,842/149,664 shares)	$11.33
Redemption Price * ($11.33 x 0.98) (Note 2)	$11.10

Statement of Operations
For the fiscal year ended May 31, 2015

Investment Income:
Dividends and Interest (Net of foreign withholding taxes of $769)**	$35,340
Total Investment Income	35,340
Expenses:
Management Fees (Note 4)	16,682
Service Fees (Note 4)	6,673
Total Expenses	23,355

Net Investment Income/(Loss)	11,985

Realized and Unrealized Gain/(Loss) on Investments:
Realized Gain/(Loss) on Investments	7,039
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(100,125)
Net Realized and Unrealized Gain/(Loss) on Investments	(93,086)

Net Increase/(Decrease) in Net Assets from Operations	$(81,101)

* Reflects a 2% redemption fee if shares are redeemed within 90 days of purchase. ** Interest income generated during the period was $1.

The accompanying notes are an integral part of these financial statements.

2015 Annual Report 8

Jacobs | Broel Value Fund

Statements of Changes in Net Assets
	6/1/2014	6/1/2013
	to	to
	5/31/2015	5/31/2014
From Operations:
Net Investment Income/(Loss)	$11,985	$8,994
Net Realized Gain/(Loss) on Investments	7,039	163,448
Change in Net Unrealized Appreciation/(Depreciation)	(100,125)	38,654
Increase/(Decrease) in Net Assets from Operations	(81,101)	211,096
From Distributions to Shareholders:
Net Investment Income	(3,491)	(10,308)
Net Realized Gain from Security Transactions	(125,056)	(148,693)
Change in Net Assets from Distributions	(128,547)	(159,001)
From Capital Share Transactions:
Proceeds From Sale of Shares	349,004	2,633
Proceeds From Redemption Fees (Note 2)	-	-
Shares Issued on Reinvestment of Dividends	128,547	159,001
Cost of Shares Redeemed	(7,274)	(346)
Net Increase/(Decrease) from Shareholder Activity	470,277	161,288
Net Increase/(Decrease) in Net Assets	260,629	213,383
Net Assets at Beginning of Period	1,435,213	1,221,830
Net Assets at End of Period (Including Accumulated Undistributed Net
Investment Income of $11,985 and $3,491, respectively)	$1,695,842	$1,435,213
Share Transactions:
Issued	26,950	196
Reinvested	11,326	12,906
Redeemed	(639)	(28)
Net Increase in Shares	37,637	13,074
Shares Outstanding Beginning of Period	112,027	98,953
Shares Outstanding End of Period	149,664	112,027

Financial Highlights
Selected data for a share outstanding throughout the period:	6/1/2014	6/1/2013	6/26/2012*
	to	to	to
	5/31/2015	5/31/2014	5/31/2013
Net Asset Value -
Beginning of Period	$12.81	$12.35	$10.00
Net Investment Income/(Loss) (a)	0.09	0.09	0.10
Net Gain/(Loss) on Securities (b)
(Realized and Unrealized)	(0.64)	1.97	2.37
Total from Investment Operations	(0.55)	2.06	2.47
Distributions (From Net Investment Income)	(0.03)	(0.10)	(0.04)
Distributions (From Realized Capital Gains)	(0.90)	(1.50)	(0.08)
Total Distributions	(0.93)	(1.60)	(0.12)
Proceeds from Redemption Fee (Note 2)	-	-	-
Net Asset Value -
End of Period	$11.33	$12.81	$12.35
Total Return (c)	(4.31)%	17.23%	24.85%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$1,696	$1,435	$1,222
Ratio of Expenses to Average Net Assets	1.40%	1.40%	1.40%	***
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.72%	0.67%	0.95%	***
Portfolio Turnover Rate	62.51%	95.84%	64.38%	**

* Commencement of Operations.
** Not Annualized.
*** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2015 Annual Report 9

NOTES TO FINANCIAL STATEMENTS
JACOBS | BROEL VALUE FUND
May 31, 2015

1.) ORGANIZATION:
Jacobs | Broel Value Fund (the "Fund") was organized as a non-diversified series of the PFS Funds (the "Trust") on June 15, 2012. At a board meeting on January 7, 2013, the Board of Trustees approved a request by Jacobs | Broel Asset Management, LLC (the “Advisor”) to reclassify the Fund from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. In other words, a diversified fund will typically hold a greater number of securities than a non-diversified fund. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. Prior to March 5, 2010, the Trust was named Wireless Fund. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of May 31, 2015, there were nine series authorized by the Trust. The Fund commenced operations on June 26, 2012. The Fund’s investment objective is to seek long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES:
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2013), or expected to be taken on the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the fiscal year ended May 31, 2015, the Fund did not incur any interest or penalties.

SHARE VALUATION:
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended May 31, 2015, proceeds from redemption fees amounted to $0.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain

2015 Annual Report 10

Notes to Financial Statements - continued

for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.

3.) SECURITIES VALUATIONS:
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks including ADRs, closed-end funds, exchange traded funds and real estate investment trusts). Equity securities are carried at fair value. The market quotation

2015 Annual Report 11

Notes to Financial Statements - continued

used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at net asset value and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of May 31, 2015:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$1,239,381	$0	$0	$1,239,381
Closed-End Funds	58,300	0	0	58,300
Exchange Traded Funds	127,675	0	0	127,675
Real Estate Investment Trusts	58,515	0	0	58,515
Total	$1,483,871	$0	$0	$1,483,871

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the fiscal year ended May 31, 2015. There were no transfers into or out of the levels during the fiscal year ended May 31, 2015. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in derivative instruments during the fiscal year ended May 31, 2015.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT:
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Advisor receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

2015 Annual Report 12

Notes to Financial Statements - continued

Under the Services Agreement the Advisor receives an additional fee of 0.40% and is obligated to pay the operating expenses of the Fund excluding management fees, 12b-1 fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses.

For the fiscal year ended May 31, 2015, the Advisor earned management fees totaling $16,682 and service fees totaling $6,673. As a result of the management fees and services fees, as of May 31, 2015, the Fund owed the Advisor $1,454 and $582, respectively.

5.) RELATED PARTY TRANSACTIONS:
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator by the Advisor.

The Trustees who are not interested persons of the Fund were each paid $1,000, for a total of $3,000, in Trustee fees plus travel and related expenses for the fiscal year ended May 31, 2015 for the Fund. Under the Services Agreement, the Advisor pays these fees.

6.) CAPITAL SHARES:
The Trust is authorized to issue an unlimited number of shares of beneficial interest for the Fund. Paid in capital for the Fund at May 31, 2015 was $1,637,469 representing 149,664 shares outstanding.

7.) PURCHASES AND SALES OF SECURITIES:
For the fiscal year ended May 31, 2015, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,174,856 and $960,165, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) CONTROL OWNERSHIP:
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2015, Peter Jacobs located at 3303 94th Avenue SE, Mercer Island, Washington, beneficially held, in aggregate, 42.57% of the Fund and therefore may be deemed to control the Fund. Peter Jacobs is the control person of the Advisor. Also, as of May 31, 2015, Charles Jacobs located at 321 Woodland Road, Sewickley, Pennsylvania, beneficially held, in aggregate, 32.07% of the Fund and therefore may be deemed to control the Fund.

9.) TAX MATTERS:
For Federal income tax purposes, the cost of investments owned at May 31, 2015 was $1,444,821. At May 31, 2015, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation/(Depreciation)
$193,991	($154,941)	$39,050

There was a distribution paid on December 23, 2014 to the shareholders of record on December 22, 2014, of which $0.02523 per share was paid from net investment income, $0.42359 per share was paid from short-term capital gains, and $0.48032 per share was paid from long-term capital gains.

The tax character of distributions was as follows:

Distributions paid from:
	Year ended	Year ended
	May 31, 2015	May 31, 2014
Ordinary Income	$ 3,491	$ 10,308
Short-term Capital Gain	58,604	123,173
Long-term Capital Gain	66,452	25,520
	$ 128,547	$ 159,001

2015 Annual Report 13

Notes to Financial Statements - continued

As of May 31, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)	$11,985
Undistributed long-term capital gain/(accumulated losses)	7,338
Unrealized appreciation/(depreciation)	39,050
$58,373

As of May 31, 2015, the differences between book and tax basis primarily consisted of the deferral of wash sales.

2015 Annual Report 14

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2015 Annual Report 15

Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Ste 800 Cleveland, Ohio 44115 www.cohenfund.com	216.649.1700 216.579.0111 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM\

To the Shareholders of Jacobs | Broel Value Fund and
Board of Trustees of PFS Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jacobs | Broel Value Fund (the "Fund"), a series of PFS Funds, as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jacobs | Broel Value Fund as of May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
July 22, 2015

2015 Annual Report 16

Trustees and Officers
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-719-9906. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	9	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds
	and		and Portfolio Manager for Value
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Chief	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Compliance	Solutions LLC (investment compli-
	Officer	Officer Since	ance and consulting) since March
		2010	2007.

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.
(2) Jeffrey R. Provence is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by
virtue of his position with the Trust.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	9	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Co-owner of Stebleton & Brown	9	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	(1994 to Current). Estate planning		Investor Funds
and business attorney (1970 to cur-
rent).

George Cossolias, CPA,	Independent	Indefinite Term;	Partner of CWDL, CPAs (February 1,	9	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	2014 to current). Owner of George		Investor Funds
Cossolias & Company, CPAs (1972
to January 31, 2014). President of
LubricationSpecialists, Inc. (1996 to
current)

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2015 Annual Report 17

Investment Advisor
Jacobs | Broel Asset Management, LLC

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member of The 1940 Act Law GroupTM

Custodian
US Bank N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the Jacobs |
Broel Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Jacobs | Broel Value Fund 205 108th Avenue, NE, Suite 570 Bellevue, Washington 98004

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 5/31/15	FYE 5/31/14
Audit Fees	$13,200	$13,200
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$500	$500

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 5/31/15	FYE 5/31/14
Registrant	$3,000	$3,000
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 7/29/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 7/29/15

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 7/29/15